Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes

(16)  Income Taxes

Income (loss) before provision (benefit) for income taxes consists of the following (in thousands):

Continuing Operations:

	2012	2011	2010
United States	$(158,635)	$(493,073)	$(1,078,981)
Foreign	37,164	327,026	11,195

	$(121,471)	$(166,047)	$(1,067,786)

Discontinued Operations:

	2012	2011	2010
United States	$—	$—	$16,973
Foreign	—	—	1,514

	$—	$—	$18,487

Our primary temporary differences that give rise to the deferred tax asset and liability are net operating loss, or NOL, carryforwards, nondeductible reserves, and accruals and differences in basis of the tangible and intangible assets. The income tax effects of these temporary differences are as follows (in thousands):

	2012	2011
NOL and capital loss carryforwards	$117,091	$161,312
Tax credit carryforwards	54,212	42,806
Nondeductible reserves	17,036	17,084
Nondeductible accruals	34,406	32,272
Difference between book and tax bases of tangible assets	1,059	159
Difference between book and tax bases of intangible assets	23,017	19,417
Deferred revenue	5,686	6,098
All other	30,071	27,113

Gross deferred tax asset	282,578	306,261
Less: Valuation allowance	(68,555)	(51,579)

Total deferred tax assets	214,023	254,682

Deferred tax liabilities:
Difference between book and tax bases of tangible assets	42,835	52,303
Difference between book and tax bases of intangible assets	482,955	468,851
Debt	25,541	47,940
Other	15,525	15,173

Total deferred tax liability	566,856	584,267

Net deferred tax liability	$352,833	$329,585

Reported as:
Deferred tax assets, current portion	$67,722	$42,975
Deferred tax assets, long-term	8,293	10,394
Deferred tax liabilities, current portion	(660)	(2,254)
Deferred tax liabilities, long-term	(428,188)	(380,700)

Net deferred tax liability	$(352,833)	$(329,585)

As of December 31, 2012, we had approximately $60.6 million of domestic NOL and domestic capital loss carryforwards, approximately $981.1 million of state NOL carryforwards and $211.6 million of foreign NOL and foreign capital loss carryforwards, which either expire on various dates through 2032 or can be carried forward indefinitely. As of December 31, 2012, we had approximately $57.7 million of domestic research and development, foreign tax and alternative minimum tax credits which either expire on various dates through 2031 or can be carried forward indefinitely. These loss carryforwards and tax credits may be available to reduce future federal, state and foreign taxable income, if any, and are subject to review and possible adjustment by the appropriate tax authorities. Section 382 imposes an annual limitation on the use of these losses to an amount equal to the value of the company at the time of the ownership change multiplied by the long-term tax exempt rate. Our domestic NOLs are subject to various Internal Revenue Service, or IRS, Code Section 382 limitations, however we forecast we will fully utilize the NOLs before their expiration. Section 383 imposes an annual limitation on the use of credits to an amount equal to the value of the company at the time of the ownership change multiplied by the long-term tax exempt rate. Our domestic credits are subject to various Internal Revenue Service, or IRS, Code Section 383 limitations. We forecast that some portion of these credits will expire before they are utilized and therefore has recorded a valuation allowance on these assets of $0.9 million. The state NOL carryforwards are subject to various statutory limitations or require certain companies to realize taxable income in order to fully utilize the NOLs.

We have recorded a valuation allowance of $68.6 million as of December 31, 2012 due to uncertainties related to the future benefits, if any, from our deferred tax assets related primarily to our foreign businesses and certain U.S. net operating losses and tax credits. This is an increase of $17.0 million from the valuation allowance of $51.6 million as of December 31, 2011. The increase is primarily related to foreign and state NOLs. The valuation allowance is based on our estimates of taxable income by the jurisdictions in which we operate and the period over which our deferred tax assets will be recoverable. In the event that actual results differ from these estimates or we adjust these estimates in future periods, we may need to establish an additional valuation allowance or reduce our current valuation allowance, which could materially impact our tax provision.

Our two China-based manufacturing subsidiaries qualify for a reduced income tax rate in 2012, 2011 and 2010. Both Chinese entities qualify as high technology status companies and the status is due to expire for one in 2013 and the other in 2014. The companies intend to file for a renewal of this status. The prescribed statutory rate for 2012 and 2011 is 25% and the reduced rate under the high technology status is 15%. In 2010, the companies qualified under the China Tax Reform Act and the income tax rate for one of the subsidiaries was 12.5% and 11% for the other. The reduced tax rate produced a tax expense of approximately $1.0 million in 2012. In the absence of the reduced tax rate for 2012 a tax rate of 25% would have applied and would have resulted in a tax expense of approximately $1.7 million in 2012. The earnings per common share effect of the reduced tax rate is $0.01 for 2012. The reduced tax rate produced a tax expense of approximately $0.5 million in 2011. In the absence of the reduced tax rate for 2011 a tax rate of 25% would have applied and would have resulted in a tax expense of approximately $0.8 million in 2011. The earnings per common share effect of the reduced tax rate was $0.01 for 2011. The reduced tax rate produced a tax expense of approximately $1.3 million in 2010. In the absence of the reduced tax rate for 2010 a tax rate of 25% would have applied and would have resulted in a tax expense of approximately $2.9 million in 2010. The earnings per common share effect of the reduced tax rate is $0.02 for 2010.

The estimated amount of undistributed earnings of our foreign subsidiaries is $654.2 million at December 31, 2012. No amount for U.S. income tax has been provided on undistributed earnings of our foreign subsidiaries because we consider such earnings to be indefinitely reinvested. In the event of distribution of those earnings we would be subject to both U.S. income tax and foreign withholding taxes, subject to possible offset by U.S. foreign tax credits. Determination of the amount of U.S. income tax liability that would be incurred is not practicable because of the complexities associated with this hypothetical calculation.

The following table presents the components of our benefit for income taxes (in thousands) for continuing operations:

	2012	2011	2010
Current:
Federal	$11,794	$(1,229)	$(2,350)
State	9,500	4,193	5,285
Foreign	32,955	29,583	41,552

	54,249	32,547	44,487

Deferred:
Federal	(58,292)	(27,109)	(40,154)
State	(15,087)	(23,720)	(12,695)
Foreign	(11,189)	(5,932)	(21,569)

	(84,568)	(56,761)	(74,418)

Total benefit for income taxes	$(30,319)	$(24,214)	$(29,931)

Benefit for income taxes in 2011 includes a benefit of $7.0 million to correct items related to periods between 2007 and 2010. We do not believe that the corrected items are material to 2011 or any previously reported quarterly or annual financial statements. As a result, we have not restated our previously issued annual or quarterly financial statements.

The following table presents the components of our provision for income taxes (in thousands) for discontinued operations:

	2012	2011	2010
Current:
Federal	$—	$—	$—
State	—	—	(73)
Foreign	—	—	—

	—	—	(73)

Deferred:
Federal	$—	$—	5,644
State	—	—	1,095
Foreign	—	—	424

	—	—	7,163

Total provision for income taxes	$—	$—	$7,090

The following table presents a reconciliation from the U.S. statutory tax rate to our effective tax rate:

	2012	2011	2010
Statutory rate	35%	35%	35%
Effect of goodwill impairment charge	—	(75)	(31)
Stock-based compensation	(2)	(2)	—
Rate differential on foreign earnings	(2)	42	—
Research and development	—	1	—
State income taxes, net of federal benefit	3	8	1
Acquisition costs	(2)	(2)	(2)
Contingent consideration	6	4	—
Rate changes	(2)	3	—
Other permanent items	1	3	—
Change in valuation allowance	(9)	(2)	—
Uncertain tax positions	(3)	—	—

Effective tax rate	25%	15%	3%

The goodwill impairment charge created a deferred tax impact due to the existence of goodwill deductible for tax purposes. The deferred tax is calculated based on a methodology which allocates the goodwill impairment loss proportionally to the goodwill deductible for tax purposes compared to total goodwill. The goodwill impairment allocated to goodwill deductible for tax purposes created a deferred tax asset of $35.3 million as of December 31, 2011. There has been no change to the goodwill impairment charge or the deferred tax asset in 2012.

During the year ended December 31, 2012, we increased the liability for income taxes associated with uncertain tax positions by $3.2 million to a total of $19.0 million at December 31, 2012. The primary reasons for the increase are foreign tax exposures associated with certain restructurings which increased the liability for income taxes associated with uncertain tax positions by $4.8 million and decreased that liability by $1.5 million primarily related to the reversal of domestic reserves no longer required due to audit settlements. We classify $12.6 million of income tax liabilities as non-current income tax liabilities, $0.9 million as income taxes payable and $5.5 million of income tax liabilities as reserves net of long-term deferred tax assets which is not anticipated to be paid within one year of the balance sheet date. These non-current income tax liabilities are recorded in other long-term liabilities in our consolidated balance sheet at December 31, 2012. We anticipate an increase every quarter to the total amount of unrecognized tax benefits. We do not anticipate a significant increase or decrease of the total amount of unrecognized tax benefits within twelve months of the reporting date.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

Amount
Balances as of January 1, 2010	$4,905
Additions for tax positions in current and prior year acquisitions	2,070
Additions for tax positions taken during current year	263
Expiration of statutes of limitations or closure of tax audits	(1,078)

Balances as of December 31, 2010	6,160
Additions for tax positions in current and prior year acquisitions	189
Additions for tax positions taken during current year	5,814
Reductions for tax positions taken during prior years	(26)
Reductions for tax positions in current and prior year acquisitions	(1,922)
Expiration of statutes of limitations or closure of tax audits	(684)

Balance as of December 31, 2011	9,531
Previously recorded tax reserves not included in disclosure	6,236
Additions for tax positions in current and prior year acquisitions	1,852
Additions for tax positions taken during current year	2,922
Reductions for tax positions taken during prior years	(208)
Reductions for tax positions in current and prior year acquisitions	—
Expiration of statutes of limitations or closure of tax audits	(1,328)

Balance as of December 31, 2012	$19,005

Interest and penalties related to income tax liabilities are included in income tax expense. The interest and penalties recorded in 2012 amounted to $0.5 million of income due to a reduction in the required accrual for interest. The balance of accrued interest and penalties recorded on the consolidated balance sheet at December 31, 2012 was $0.4 million.

With limited exceptions, we are subject to U.S. federal, state and local or non-U.S. income tax audits by tax authorities for 2006 through 2011. We are currently under income tax examination by the IRS and a number of state and foreign tax authorities and anticipate these audits will be completed by the end of 2013. We cannot currently estimate the impact of these audits due to the uncertainties associated with tax examinations.